Exhibit 99.1

Bristol-Myers Squibb Company Announces Commencement of Exchange Offers and Consent Solicitations for Celgene Notes

NEW YORK, April 17, 2019 – Bristol-Myers Squibb Company (NYSE:BMY) (“Bristol-Myers Squibb) announced today the commencement, in connection with its previously announced acquisition of Celgene Corporation (NASDAQ:CELG) (“Celgene”), of  an exchange offer for any and all outstanding notes (the “Celgene Notes”) issued by Celgene for up to $19,850,000,000 aggregate principal amount of new notes to be issued by Bristol-Myers Squibb (the “Bristol-Myers Squibb Notes”) and cash.

As previously announced, Bristol-Myers Squibb and Burgundy Merger Sub, Inc., a wholly owned subsidiary of Bristol-Myers Squibb (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Celgene. The Merger Agreement provides, among other things, that on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Celgene, with Celgene surviving as a wholly owned subsidiary of Bristol-Myers Squibb (the “Merger”).

The following table sets forth the Exchange Consideration, Early Participation Payment and Total Consideration for each series of Celgene Notes as set forth in the table below:

Title of Series/ CUSIP Number of Celgene Corporation Notes	Maturity Date	Principal Amount Outstanding	Exchange Consideration(1)	Early Participation Payment(1)	Total Consideration(1)(2)
2.875% Senior Notes due 2020 / 151020AQ7	08/15/2020	$ 1,500,000,000	$1,000 principal amount of Bristol-Myers Squibb 2.875% Senior Notes due 2020	$1.00 in cash	$1,000 principal amount of Bristol-Myers Squibb 2.875% Senior Notes due 2020 and $1.00 in cash
3.950% Senior Notes due 2020 / 151020AE4	10/15/2020	$ 500,000,000	$1,000 principal amount of Bristol-Myers Squibb 3.950% Senior Notes due 2020	$1.00 in cash	$1,000 principal amount of Bristol-Myers Squibb 3.950% Senior Notes due 2020 and $1.00 in cash
2.875% Senior Notes due 2021 / 151020BC7	02/19/2021	$ 500,000,000	$1,000 principal amount of Bristol-Myers Squibb 2.875% Senior Notes due 2021	$1.00 in cash	$1,000 principal amount of Bristol-Myers Squibb 2.875% Senior Notes due 2021 and $1.00 in cash

Title of Series/ CUSIP Number of Celgene Corporation Notes	Maturity Date	Principal Amount Outstanding	Exchange Consideration(1)	Early Participation Payment(1)	Total Consideration(1)(2)
2.250% Senior Notes due 2021 / 151020AV6	08/15/2021	$ 500,000,000	$1,000 principal amount of Bristol-Myers Squibb 2.250% Senior Notes due 2021	$1.00 in cash	$1,000 principal amount of Bristol-Myers Squibb 2.250% Senior Notes due 2021 and $1.00 in cash
3.250% Senior Notes due 2022 / 151020AH7	08/15/2022	$ 1,000,000,000	$1,000 principal amount of Bristol-Myers Squibb 3.250% Senior Notes due 2022	$1.00 in cash	$1,000 principal amount of Bristol-Myers Squibb 3.250% Senior Notes due 2022 and $1.00 in cash
3.550% Senior Notes due 2022 / 151020AR5	08/15/2022	$ 1,000,000,000	$1,000 principal amount of Bristol-Myers Squibb 3.550% Senior Notes due 2022	$1.00 in cash	$1,000 principal amount of Bristol-Myers Squibb 3.550% Senior Notes due 2022 and $1.00 in cash
2.750% Senior Notes due 2023 / 151020AX2	02/15/2023	$ 750,000,000	$1,000 principal amount of Bristol-Myers Squibb 2.750% Senior Notes due 2023	$1.00 in cash	$1,000 principal amount of Bristol-Myers Squibb 2.750% Senior Notes due 2023 and $1.00 in cash
3.250% Senior Notes due 2023 / 151020BA1	02/20/2023	$ 1,000,000,000	$1,000 principal amount of Bristol-Myers Squibb 3.250% Senior Notes due 2023	$1.00 in cash	$1,000 principal amount of Bristol-Myers Squibb 3.250% Senior Notes due 2023 and $1.00 in cash
4.000% Senior Notes due 2023 / 151020AJ3	08/15/2023	$ 700,000,000	$1,000 principal amount of Bristol-Myers Squibb 4.000% Senior Notes due 2023	$1.00 in cash	$1,000 principal amount of Bristol-Myers Squibb 4.000% Senior Notes due 2023 and $1.00 in cash
3.625% Senior Notes due 2024 / 151020AP9	05/15/2024	$ 1,000,000,000	$1,000 principal amount of Bristol-Myers Squibb 3.625% Senior Notes due 2024	$1.00 in cash	$1,000 principal amount of Bristol-Myers Squibb 3.625% Senior Notes due 2024 and $1.00 in cash
3.875% Senior Notes due 2025 / 151020AS3	08/15/2025	$ 2,500,000,000	$1,000 principal amount of Bristol-Myers Squibb 3.875% Senior Notes due 2025	$1.00 in cash	$1,000 principal amount of Bristol-Myers Squibb 3.875% Senior Notes due 2025 and $1.00 in cash

Title of Series/ CUSIP Number of Celgene Corporation Notes	Maturity Date	Principal Amount Outstanding	Exchange Consideration(1)	Early Participation Payment(1)	Total Consideration(1)(2)
3.450% Senior Notes due 2027 / 151020AY0	11/15/2027	$ 1,000,000,000	$1,000 principal amount of Bristol-Myers Squibb 3.450% Senior Notes due 2027	$1.00 in cash	$1,000 principal amount of Bristol-Myers Squibb 3.450% Senior Notes due 2027 and $1.00 in cash
3.900% Senior Notes due 2028 / 151020BB9	02/20/2028	$ 1,500,000,000	$1,000 principal amount of Bristol-Myers Squibb 3.900% Senior Notes due 2028	$1.00 in cash	$1,000 principal amount of Bristol-Myers Squibb 3.900% Senior Notes due 2028 and $1.00 in cash
5.700% Senior Notes due 2040 / 151020AF1	10/15/2040	$ 250,000,000	$1,000 principal amount of Bristol-Myers Squibb 5.700% Senior Notes due 2040	$1.00 in cash	$1,000 principal amount of Bristol-Myers Squibb 5.700% Senior Notes due 2040 and $1.00 in cash
5.250% Senior Notes due 2043 / 151020AL8	08/15/2043	$ 400,000,000	$1,000 principal amount of Bristol-Myers Squibb 5.250% Senior Notes due 2043	$1.00 in cash	$1,000 principal amount of Bristol-Myers Squibb 5.250% Senior Notes due 2043 and $1.00 in cash
4.625% Senior Notes due 2044/ 151020AM6	05/15/2044	$ 1,000,000,000	$1,000 principal amount of Bristol-Myers Squibb 4.625% Senior Notes due 2044	$1.00 in cash	$1,000 principal amount of Bristol-Myers Squibb 4.625% Senior Notes due 2044 and $1.00 in cash
5.000% Senior Notes due 2045 / 151020AU8	08/15/2045	$ 2,000,000,000	$1,000 principal amount of Bristol-Myers Squibb 5.000% Senior Notes due 2045	$1.00 in cash	$1,000 principal amount of Bristol-Myers Squibb 5.000% Senior Notes due 2045 and $1.00 in cash
4.350% Senior Notes due 2047 / 151020AW4	11/15/2047	$ 1,250,000,000	$1,000 principal amount of Bristol-Myers Squibb 4.350% Senior Notes due 2047	$1.00 in cash	$1,000 principal amount of Bristol-Myers Squibb 4.350% Senior Notes due 2047 and $1.00 in cash

Title of Series/ CUSIP Number of Celgene Corporation Notes	Maturity Date	Principal Amount Outstanding	Exchange Consideration(1)	Early Participation Payment(1)	Total Consideration(1)(2)
4.550% Senior Notes due 2048 / 151020AZ7	02/20/2048	$ 1,500,000,000	$1,000 principal amount of Bristol-Myers Squibb 4.550% Senior Notes due 2048	$1.00 in cash	$1,000 principal amount of Bristol-Myers Squibb 4.550% Senior Notes due 2048 and $1.00 in cash

(1)	For each $1,000 principal amount of Celgene Notes accepted for exchange.

(2)	Includes Early Participation Payment.

In conjunction with the offers to exchange (each an “Exchange Offer” and collectively, the “Exchange Offers”) the Celgene Notes, Bristol-Myers Squibb is concurrently soliciting consents (each, a “Consent Solicitation” and, collectively, the “Consent Solicitations”) to adopt certain proposed amendments to each of the indentures (collectively, the “Celgene Indentures”) governing the Celgene Notes to (i) eliminate substantially all of the restrictive covenants in such Celgene Indenture, (ii) eliminate certain of the events which may lead to an “Event of Default” in such Celgene Indenture (other than for the failure to pay principal, premium or interest) and (iii) eliminate any restrictions on Celgene in such Celgene Indenture from consolidating with or merging into any other person or conveying, transferring or leasing all or any of its properties and assets to any person (collectively, the “Proposed Amendments”). The Proposed Amendments with respect to each series of the Celgene Notes under the Celgene Indentures requires the consent of the holders of not less than a majority in principal amount of such series of the Celgene Notes outstanding (the “Requisite Consents”). If the Requisite Consents are obtained for a particular series of Celgene Notes, any remaining Celgene Notes for that series not tendered and exchanged for Bristol-Myers Squibb Notes will be governed by the amended indenture. Each Exchange Offer and Consent Solicitation is conditioned upon, among other things, the completion of the other Exchange Offers and Consent Solicitations, although Bristol-Myers Squibb may waive such condition at any time with respect to an Exchange Offer. Any waiver of a condition by Bristol-Myers Squibb with respect to an Exchange Offer will automatically waive such condition with respect to the corresponding Consent Solicitation, as applicable.

The Exchange Offers and Consent Solicitations are being made pursuant to the terms and subject to the conditions set forth in the offering memorandum and consent solicitation statement dated April 17, 2019 and the related letter of transmittal, and are conditioned upon the closing of the Merger, which condition may not be waived by Bristol-Myers Squibb, and certain other conditions that may be waived by Bristol-Myers Squibb. Each Exchange Offer will expire at 5:00 p.m., New York City time, on June 3, 2019 (as the same may be extended, the “Expiration Date”), unless terminated. Each Consent Solicitation will expire at 5:00 p.m., New York City time, on May 1, 2019, unless extended or terminated (the “Early Participation Date”). The settlement date for the Exchange Offers is expected to occur promptly after the Expiration Date and the Expiration Date of each of the Exchange Offers is expected to be extended to occur on or about the closing date of the Merger, which is expected to occur in the third quarter of calendar year 2019. As a result, the Expiration Date may be extended one or more times. Bristol-Myers Squibb currently anticipates providing notice of any such extension in advance of the Expiration Date.

For each $1,000 principal amount of Celgene Notes validly tendered and not validly withdrawn at or prior to the Early Participation Date, Eligible Holders of Celgene Notes will be eligible to receive an early participation payment of $1.00 in cash (the “Early Participation Payment”). In addition, for each $1,000 principal amount of Celgene Notes validly tendered and not validly withdrawn prior to the Expiration Date, holders of Celgene Notes will be eligible to receive the Exchange Consideration of $1,000 principal amount of the Bristol-Myers Squibb Notes of the applicable series. The total consideration consists of (a) $1,000 principal amount of Bristol-Myers Squibb Notes of the applicable series issued as Exchange Consideration plus (b) the Early Participation Payment in cash (the “Total Consideration”). After the Early Participation Date, tendered Celgene Notes may be withdrawn, however, to be eligible to receive the Exchange Consideration component of the Total Consideration, such withdrawn Celgene Notes must be validly re-tendered and not validly withdrawn at or prior to the Expiration Date.

Each Bristol-Myers Squibb Note issued in the Exchange Offers for a validly tendered Celgene Note will have an interest rate and maturity date that is identical to the interest rate and maturity date of the tendered Celgene Note, as well as identical interest payment dates and optional redemption terms. No accrued and unpaid interest is payable upon acceptance of any Celgene Notes in the Exchange Offers and Consent Solicitations. However, the first interest payment on the Bristol-Myers Squibb Notes will include the accrued and unpaid interest from the applicable Celgene Notes tendered in exchange therefor so that a tendering eligible holder will receive the same interest payment it would have received had its Celgene Notes not been tendered in the Exchange Offers and Consent Solicitations. The Bristol-Myers Squibb Notes will be unsecured and unsubordinated obligations of Bristol-Myers Squibb and will rank equally with all of Bristol-Myers Squibb’s other unsecured and unsubordinated indebtedness from time to time outstanding.

Documents relating to the Exchange Offers and Consent Solicitations will only be distributed to eligible holders of Celgene Notes who complete and return an eligibility form confirming that they are either a “qualified institutional buyer” under Rule 144A or not a “U.S. person” and outside the United States under Regulation S for purposes of applicable securities laws. The complete terms and conditions of the Exchange Offers and Consent Solicitations are described in the offering memorandum and consent solicitation statement and related letter of transmittal, copies of which may be obtained by contacting Global Bondholder Services Corporation, the exchange agent and information agent in connection with the Exchange Offers and Consent Solicitations, at (866) 470-3900 (U.S. toll-free) or (212) 430-3774 (banks and brokers). The eligibility form is available electronically at: https://gbsc-usa.com/eligibility/bristol-myers. Holders of Celgene Notes that are not eligible holders will not be able to receive such documents, but Bristol-Myers Squibb will make alternative arrangements available, subject to applicable law. Such holders should contact Global Bondholder Services Corporation to receive information about arrangements available to them.

This press release does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation or sale would be unlawful. The Exchange Offers and Consent Solicitations are being made solely pursuant to the offering memorandum and consent solicitation statement and letter of transmittal and only to such persons and in such jurisdictions as are permitted under applicable law.

The Bristol-Myers Squibb Notes offered in the Exchange Offers have not been registered under the Securities Act of 1933, as amended, or any state securities laws. Therefore, the Bristol-Myers Squibb Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws.

Cautionary Notes on Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You can identify these forward-looking statements by the fact that they use words such as “should,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “intend,” “plan,” “believe” and others words and terms of similar meaning and expression in connection with any discussion of future operating or financial performance. You can also identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements are likely to relate to, among other things, statements about the consummation of the Merger, projections as to the anticipated benefits thereof, the expected timing of completion of the Exchange Offers and receipt of requisite consents in the Consent Solicitations and are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual outcomes to differ materially from current expectations.

Important risk factors could cause actual future results and other future events to differ materially from those currently estimated by management, including, but not limited to, the risks that: the completion of the Merger may not occur on the anticipated terms and timing or at all; a condition to the closing of the Merger may not be satisfied; the combined company will have substantial indebtedness following the completion of the Merger; Bristol-Myers Squibb is unable to achieve the synergies and value creation contemplated by the Merger; Bristol-Myers Squibb is unable to promptly and effectively integrate Celgene’s businesses; management’s time and attention is diverted on transaction related issues; disruption from the transaction makes it more difficult to maintain business, contractual and operational relationships; the credit ratings of the combined company decline following the Merger; legal proceedings are instituted against Bristol-Myers Squibb, Celgene or the combined company; Bristol-Myers Squibb, Celgene or the combined company is unable to retain key personnel; and the announcement or the consummation of the Merger has a negative effect on the market price of the capital stock of Bristol-Myers Squibb and Celgene or on Bristol-Myers Squibb’s and Celgene’s operating results.

Additional information concerning these risks, uncertainties and assumptions can be found in Bristol-Myers Squibb’s and Celgene’s respective filings with the Securities and Exchange Commission (the “SEC”), including the risk factors discussed in Bristol-Myers Squibb’s and Celgene’s most recent Annual Reports on Form 10-K, as updated by their Quarterly Reports on Form 10-Q and future filings with the SEC. Except as otherwise required by law, Bristol-Myers Squibb undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Contacts

Media:
Carrie L. Fernandez
609-252-5222
carrie.fernandez@bms.com

Investors:
Tim Power
609-252-7509
timothy.power@bms.com